Exhibit 10.15
MIDLANTIC OFFICE TRUST, INC.
2005 EQUITY COMPENSATION PLAN

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ARTICLE I
DEFINITIONS
1.01. Acquiring Person
     Acquiring Person means that a Person, considered alone or as part of a “group” within the meaning of Section 13(d)(3) of the Exchange Act, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50 percent of the Company’s then outstanding securities entitled to vote generally in the election of the Board.
1.02. Affiliate
     Affiliate means any Related Entity after “50 percent” is substituted for “80 percent” in the regulations under Code Section 414(c) for purposes of defining Related Entity.
1.03. Aggregate Limit
     Aggregate Limit has the meaning given in Section 5.02.
1.04. Agreement
     Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.
1.05. Award
     Award means an Incentive Award, Option, Performance Share, SAR or Stock Award granted under this Plan.
1.06. Board
     Board means the Board of Directors of the Company.
1.07. Cause
     Cause has the same definition as under any employment or service agreement between the Company or any Affiliate and the Participant or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, Cause means that the Participant (i) has committed fraud or misappropriated, stolen or embezzled funds or property from the Company or an Affiliate or secured or attempted to secure personally any profit in connection with any transaction entered into on behalf of the Company or any Affiliate, (ii) has been convicted of, or entered a plea of guilty or “nolo contendere” to, any criminal act or has committed any other act of willful misconduct which brings the Participant into disrepute or is likely to cause material harm to the Company’s (or any Affiliate’s) reputation, business, customer or supplier relations, financial condition or prospects, (iii) has, notwithstanding not less than 30 days’ prior written notice, willfully failed to perform (other than by reason of illness or temporary disability ) his or her material duties or to comply with any lawful directives of the Board, the Board of Directors of any Affiliate or any supervisory personnel of the Participant, (iv) has violated or breached any material law or regulation to the material detriment of the Company or any Affiliate or its or their business, (v) has breached any confidentiality, non-competition, non-disclosure or non-solicitation agreement which causes or is reasonably likely to cause material harm to the Company or any Affiliate or (vi) has committed any act of willful malfeasance or gross negligence in a matter of material importance to the Company or any Affiliate. For purposes of the Plan, other than where the definition of Cause is determined under any employment or service agreement between the Company or any Affiliate and the Participant, in which case such employment or service agreement shall control, in no event shall any termination of employment or service be deemed for Cause unless the Company’s Chief Executive Officer concludes that the situation warrants a determination that the Participant’s employment or service terminated for Cause; in the case of the Chief Executive Officer, any determination that the Chief Executive Officer’s employment terminated for Cause shall be made by the Board acting without the Chief Executive Officer.
1.08. Change in Control
     “Change in Control” means (i) a Person is or becomes an Acquiring Person; (ii) a transfer of all or substantially all of the Company’s total assets on a consolidated basis, as reported in the Company’s consolidated financial statements filed with the Securities and Exchange Commission, other than a transfer of all or substantially all of such assets to an entity, at least 50 percent of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportion as their ownership of the Company immediately prior to such transfer; (iii) a merger, consolidation, statutory share exchange or similar event with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation, statutory share exchange or similar event, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50 percent of the Company’s voting securities carrying the right to vote in elections of persons to the Company’s Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction; (iv) the Continuing Directors cease for any reason to constitute a majority of the Board; (v) the liquidation of the Company or the commencement of actions constituting a plan of liquidation or the closing of a liquidation agreement; or (vi) the Board adopts a resolution to the effect that, in its judgment, as a consequence of any one or more transactions or events or series of transactions or events, a change in control of the Company has effectively occurred. The Board shall be entitled to exercise its sole and absolute discretion in exercising its judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above. Notwithstanding the foregoing, no event resulting from the Initial Public Offering shall constitute a Change in Control.
1.09. Code
     Code means the Internal Revenue Code of 1986, and any amendments thereto.
1.10. Committee
     Committee means the Compensation Committee of the Board if the Board appoints one to administer the Plan, or the Board itself if no such Compensation Committee is appointed. If such Compensation Committee is appointed, if and to the extent deemed necessary by the Board, such Compensation Committee shall consist of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and, after the transition period prescribed by the regulations under Code Section 162(m), “outside directors” within the meaning of Code Section 162(m).
1.11. Common Stock
     Common Stock means the common stock, par value $0.01 per share, of the Company.
1.12. Company
     Company means Midlantic Office Trust, Inc., a Maryland corporation or any successor thereto.
1.13. Continuing Director
     Continuing Director means any member of the Board, while a member of the Board and (i) who was a member of the Board on the closing date of the Company’s Initial Public Offering or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Directors.
1.14. Control Change Date
     Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions or events, the “Control Change Date” is the date of the last of such transactions or events.
1.15. Conversion Factor
     Conversion Factor has the meaning given in the Partnership Agreement.

1.16. Corresponding SAR
     Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
1.17. Deferred Compensation Plan
     Deferred Compensation Plan means the Midlantic Office Trust, Inc. Deferred Compensation Plan that the Company established to constitute a deferred compensation plan for a select group of management and highly compensated employees of the Company and its Affiliates, pursuant to which eligible individuals may elect to defer the receipt of specified benefits or to which specified benefits otherwise deferred will be credited (whether or not such benefits are deferred in connection with Awards granted under this Plan).
1.18. Deferred Stock Benefit
     Deferred Stock Benefit means an Award under the Plan that a Participant elected to defer under the Deferred Compensation Plan that must be distributed or paid, if at all, in shares of Common Stock. A Deferred Stock Benefit will be paid pursuant to the terms of the Deferred Compensation Plan and at such time or times as are set forth therein (which may be more than 10 years from the date of grant of the Award in connection with which the receipt of Common Stock or cash or other consideration was deferred).
1.19. Exchange Act
     Exchange Act means the Securities Exchange Act of 1934, as amended.
1.20. Fair Market Value
     Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Committee in its discretion shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange or quotation system on such date, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant.

1.21. Incentive Award
     Incentive Award means an award stated with reference to a specified dollar amount which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive shares of Common Stock from the Company or an Affiliate.
1.22. Initial Public Offering
     Initial Public Offering means the initial public offering of the Company’s securities as contemplated by the Company’s Registration Statement on Form S-II, as amended (Registration No. 333-124933) initially filed with the Securities and Exchange Commission (the “Commission”) on May 13, 2005.
1.23. Initial Value
     Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.
1.24.LTIP Units
     LTIP Units have the meaning given in the Partnership Agreement.
1.25. Management LTIP Vesting Agreement
     Management LTIP Vesting Agreement means the Management LTIP Vesting Agreement by and between Midlantic Partnership, LP and holders of LTIP Units who are executive officers of the Company upon the completion of the Initial Public Offering.
1.25. Midlantic Partnership, LP
     Midlantic Partnership, LP means Midlantic Partnership, LP, a limited partnership formed under the laws of the State of Delaware, by and among Midlantic Office Properties, LLC, a Delaware limited liability company and Midlantic Office Trust, Inc., a Maryland corporation, as well as the other limited partners who from time to time may execute the Partnership Agreement or counterparts thereof as limited partners.
1.26. Named Executive Officer
     Named Executive Officer means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the four highest compensated officers of the Company (other than the Chief Executive Officer) or is otherwise one of the group of “covered employees,” as defined in the Treasury Regulations promulgated under Code Section 162(m).
1.27. Option
     Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.28. OP Unit
     OP Unit has the meaning given in the Partnership Agreement.
1.29. Participant
     Participant means an employee of the Company or an Affiliate, a non-employee member of the Board, or a person or entity that provides services to the Company or an Affiliate and who satisfies the requirements of Article IV and is selected by the Committee to receive an Award.
1.30. Partnership Agreement
     Partnership Agreement means the Amended and Restated Agreement of Limited Partnership of Midlantic Partnership, LP and any amendments thereto.
1.31. Performance Shares
     Performance Shares means an award, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.
1.32. Person
     “Person” means any human being, firm, corporation, partnership, or other entity. “Person” also includes any human being, firm, corporation, partnership, or other entity as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term “Person” does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company or any Related Entity, or any person or entity organized, appointed, or established by the Company or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a “Person”.
1.33. Plan
     Plan means the Midlantic Office Trust, Inc. 2005 Equity Compensation Plan, in its current form and as hereafter amended.
1.34. Related Entity
     Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

1.35. SAR
     SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive a number of shares of Common Stock, or in the discretion of the Committee, a cash award, or a combination of shares of Common Stock and cash, based on the increase in the Fair Market Value of the shares underlying the stock appreciation right during a stated period specified by the Committee. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.
1.36. Stock Award
     Stock Award means shares of Common Stock granted to a Participant under Article VIII.

ARTICLE II
PURPOSES
     The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of Options not qualifying under Section 422 of the Code, and the grant of SARs, Stock Awards, Performance Shares and Incentive Awards in accordance with the Plan and procedures that may be established by the Committee. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III
ADMINISTRATION
     The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR, the transferability or forfeitability of a Stock Award, or the grant or settlement of Performance Shares or an Incentive Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Performance Shares may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company.
     To the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and, after the transition period prescribed by the regulations under Code Section 162(m), who are not Named Executive Officers. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation. If and to the extent deemed necessary by the Board, all Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and, after the transition period prescribed by the regulations under Code Section 162(m), all Awards granted to any individual who is a Named Executive Officer shall be made by a Committee comprised solely of two or more directors, all of whom are “outside directors” within the meaning of Code Section 162(m).
     The Company shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such person if (i) applicable law or the Company’s Charter or Bylaws prohibit such indemnification or (ii) such person did not act in good faith and in a manner that such person believed to be consistent with the Plan or such person’s conduct constituted gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ARTICLE IV
ELIGIBILITY
     Any employee of the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan) and any non-employee member of the Board is eligible to participate in this Plan. In addition, any other person or entity that provides services to the Company or an Affiliate is eligible to participate in this Plan if the Board, in its sole discretion, determines that it is in the best interest of the Company. For purposes of this Plan, a person shall be treated as an employee or service provider of the Company or an Affiliate to the extent such person or entity is an employee or service provider of a disregarded entity under Code Section 7701 that is treated as part of the Company or an Affiliate.

ARTICLE V
COMMON STOCK SUBJECT TO PLAN
5.01. Common Stock Issued
     Upon the issuance of shares of Common Stock pursuant to an Award, the Company may deliver to the Participant shares of Common Stock or treasury shares from its authorized but unissued Common Stock. On the distribution or payment of Deferred Stock Benefits, the Company may issue shares of Common Stock or treasury shares from its authorized but unissued Common Stock.
5.02. Aggregate Limit
     Subject to Sections 5.04, 5.05 and 5.06, the maximum aggregate number of shares of Common Stock that may be issued under this Plan (i) pursuant to Awards granted under the Plan, (ii) upon distribution or payment of Deferred Stock Benefits and (iii) upon the conversion of LTIP Units (after conversion of LTIP Units into OP Units) (the “Aggregate Limit”) is the lesser of 615,825, or 3.5% percent of the number of shares of Common Stock outstanding upon completion of the Company’s Initial Public Offering, taking into account any exercise by the underwriters in the Initial Public Offering of their over-allotment option (an “IPO Over-Allotment Adjustment”). In addition, the Aggregate Limit shall be subject to adjustment as provided in Article XI.
5.03. Individual Limit
     In any calendar year, no Participant may receive Options, SARs, Stock Awards, Performance Shares or any combination thereof that relate to more than 150,000 shares. This Section 5.03 applies only with respect to Awards that are made after the transition period prescribed by the regulations under Code Section 162(m).
5.04. Reallocation of Shares
     If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with shares of Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof shall be available again for use under the Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof shall be available again for use under the Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Shares or portion thereof shall be available again for use under the Plan. If a Stock Award is forfeited, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof shall be available again for use under the Plan.

5.05. Deferred Shares
     Shares of Common Stock issued in settlement of Deferred Stock Benefits and shares of Common Stock subject to Awards with respect to which there is a Deferred Stock Benefit shall be counted against the Aggregate Limit unless and until such shares of Common Stock shall not be issued because of the surrender, lapse, expiration, forfeiture or termination of any rights in such shares of Common Stock or the Deferred Stock Benefits; provided, however, that shares of Common Stock shall be counted toward the Aggregate Limit only once (so that in the case of shares of Common Stock subject to Awards that are cancelled in connection with Deferred Stock Benefits, such shares of Common Stock shall only be counted once). If a Deferred Stock Benefit is forfeited, in whole or in part, the number of shares of Common Stock allocated to such Deferred Stock Benefit or portion thereof shall be available again for use under the Plan. However, shares of Common Stock issued in settlement of or representing Deferred Stock Benefits that constitute earnings on deferred shares of Common Stock shall be counted separately towards the Aggregate Limit.
5.06. LTIP Units
     Except as provided in this Section 5.06, the Aggregate Limit shall be reduced by the number of shares of Common Stock into which outstanding LTIP Units or OP Units resulting from the conversion of LTIP Units could be converted (assuming all appropriate conditions are met), based on the then-current Conversion Factor and assuming the outstanding LTIP Units are first converted into OP Units. In the event the Conversion Factor is later adjusted pursuant to the Partnership Agreement, the number of shares of Common Stock available at that time under the Aggregate Limit shall be increased or decreased based on the change in the number of shares of Common Stock into which the outstanding LTIP Units or OP Units resulting from the conversion of LTIP Units could be converted (assuming all appropriate conditions are met), based on the then-current Conversion Factor and assuming the outstanding LTIPS are first converted into OP Units.
     If any of the outstanding LTIP Units are forfeited pursuant to the terms of the Partnership Agreement the Management LTIP Vesting Agreement, or otherwise, the number of shares of Common Stock into which such LTIP Units could have been converted (assuming all appropriate conditions are met), shall be available again for use under the Plan. In the event that outstanding LTIP Units are converted into OP Units and such OP Units are redeemed in return for cash and not for Common Stock, then the number of shares of Common Stock into which such OP Units could have been converted shall not be available again for use under the Plan.

ARTICLE VI
OPTIONS
6.01. Grant
     In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant.
6.02. Option Price
     The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.
6.03. Maximum Option Period
     The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted.
6.04. Nontransferability
     Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
6.05. Transferable Options
     Section 6.04 to the contrary notwithstanding, if the Agreement so provides, an Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as appropriate so that such transferees are included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares issuable upon exercise of Options granted under the Plan. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option

(by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.
6.06. Exercise
     Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.
6.07. Payment
     Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made (i) in cash or certified check, (ii) by tendering shares of Common Stock (which, if acquired from the Company, have been held by the Participant for at least six months) with an aggregate Fair Market Value on the date of exercise equal to the Option price, (iii) by a broker-assisted cashless exercise in accordance with procedures established by the Federal Reserve Board or (iv) such other method approved by the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.
6.08. Employee Status
     In the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
6.09. Change in Control
     Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion (i) may declare that some or all outstanding Options previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or on the Control Change Date without any payment to the holder of the Option, provided the Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding Options before such date to the extent then exercisable or (ii) may terminate before or on the Control Change Date some or all outstanding Options previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the Option, with respect to each share of Common Stock for which the Option is then exercisable, of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the Option over the Option price. The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described in (i) or (ii) above with respect to Options that are not then exercisable whether or not the Participant will receive any payment therefor. The Committee in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control and with respect to some or all outstanding Options, whether or not then exercisable, or on an Option-by-Option basis, which actions need not be uniform with respect to all outstanding Options. However, the Options shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The Committee may provide in an applicable Agreement that a Participant’s outstanding Options shall be fully exercisable on and after a Control Change Date or immediately before the date the Options will be terminated in connection with the Change in Control, as described above.
6.10. Stockholder Rights
     No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise of such Option.

ARTICLE VII
SARS
7.01. Grant
     In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such grant. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single Award.
7.02. Maximum SAR Period
     The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date such SAR was granted.
7.03. Nontransferability
     Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
7.04. Transferable SARs
     Section 7.03 to the contrary notwithstanding, if the Agreement so provides, an SAR may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as appropriate so that such transferees are included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares received pursuant to Awards granted under the Plan. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.
7.05. Exercise
     Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that an SAR may be exercised (i) only to the extent that the related Option is exercisable and (ii) only when the Fair Market Value of the Common Stock that is subject to the exercise exceeds the Initial Value of the SAR. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.
7.06. Change in Control
     Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion (i) may declare that some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or on the Control Change Date without any payment to the holder of the SAR, provided the Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding SARs at least 15 days before such termination date to the extent then exercisable or (ii) may terminate before or on the Control Change Date some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the SAR, with respect to each share of Common Stock for which the SAR is then exercisable, of the excess, if any, of the Fair Market Value of such Common Stock on such date over the Initial Value of the SAR. The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described in (i) or (ii) above with respect to SARs that are not then exercisable whether or not the Participant will receive any payment therefor. The Committee in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control and with respect to some or all outstanding SARs, whether or not then exercisable, or on an SAR-by-SAR basis, which actions need not be uniform with respect to all outstanding SARs. Notwithstanding the foregoing, no payment shall be made with respect to a Corresponding SAR to the extent the Committee made a payment with respect to the Option that relates to the Corresponding SAR. No SARs shall be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The Committee may provide in an applicable Agreement that a Participant’s outstanding SARs shall be fully exercisable on and after a Control Change Date or immediately before the date the SARs will be terminated in connection with the Change in Control, as described above.
7.07. Employee Status
     If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
7.08. Settlement
     At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.
7.09. Stockholder Rights
     No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII
STOCK AWARDS
8.01. Award
     In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom a Stock Award is to be granted and will specify the number of shares of Common Stock covered by such grant.
8.02. Vesting
     The Committee, on the date of grant, may prescribe that a Participant’s rights in the Stock Award shall be forfeitable and nontransferable for a period of time and subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable and nontransferable subject to (a) the attainment of objectives stated with reference to the Company’s, an Affiliate’s or a business unit’s attainment of objectives stated with respect to performance criteria listed in Section 8.03, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. To the extent the Participant’s rights in a Stock Award are forfeitable and nontransferable for a period of time, the Committee on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed ten years.
8.03. Performance Objectives
     In accordance with Section 8.02, the Committee may prescribe in an applicable Agreement that Stock Awards will become nonforfeitable and transferable based on objectives stated with respect to the Company’s, an Affiliate’s or a business unit’s (a) total stockholder return, (b) total stockholder return as compared to total return (on a comparable basis) of a publicly available index, (c) net income, (d) pretax earnings, (e) funds from operations, (f) earnings before interest expense, taxes, depreciation and amortization, (g) operating margin, (h) earnings per share, (i) return on equity, capital, assets or investment, (j) operating earnings, (k) working capital, (l) ratio of debt to stockholders equity and (m) revenue. If the Committee, on the date of grant, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of any of the above performance objectives, the shares of Common Stock subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies in writing that such objectives have been achieved.
8.04. Employee Status
     In the event that the terms of any Stock Award provide that shares may become nonforfeitable and transferable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
8.05. Change in Control
     Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may terminate before or on the Control Change Date outstanding Stock Awards previously granted under the Plan that are not then nonforfeitable and transferable without any payment to the holder of the Stock Awards. The Committee in its discretion may take the action described in this Section 8.05 contingent on the consummation of the Change in Control and with respect to some or all outstanding Stock Awards or on a Stock Award-by-Stock Award basis, which actions need not be uniform with respect to all outstanding Stock Awards. The preceding sentences to the contrary notwithstanding, the Stock Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The Committee may provide in an applicable Agreement that a Participant’s outstanding Stock Awards shall be nonforfeitable and transferable on and after a Control Change Date or immediately before the date the Stock Awards would otherwise be terminated in connection with the Change in Control, as described above.
8.06. Stockholder Rights
     Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited and are nontransferable), a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
PERFORMANCE SHARE AWARDS
9.01. Grant
     In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom a grant of Performance Shares is to be made and will specify the number of shares covered by such grant.
9.02. Earning the Award
     The Committee, on the date of grant of the Performance Shares, shall prescribe that the Performance Shares will be earned and become payable subject to such conditions as are set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that the Performance Shares will be earned and become payable upon (a) the satisfaction of performance objectives as described below, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. The performance objectives may be stated with respect to the Company’s, an Affiliate’s or a business unit’s (a) total stockholder return, (b) total Stockholder return as compared to total return (on a comparable basis) of a publicly available index, (c) net income, (d) pretax earnings, (e) funds from operations, (f) earnings before interest expense, taxes, depreciation and amortization, (g) operating margin, (h) earnings per share, (i) return on equity, capital, assets or investment, (j) operating earnings, (k) working capital, (l) ratio of debt to stockholders equity and (m) revenue. If the Committee, on the date of grant, prescribes that Performance Shares will be earned and payable only upon the attainment of such performance objectives, no Performance Shares will be considered earned and no payments will be made with respect to such Performance Shares unless, and then only to the extent that, the Committee certifies in writing that such objectives have been achieved.
9.03. Maximum Performance Share Award Period
     The Committee, on the date of grant, shall determine the maximum period over which Performance Share Awards may be earned, except that such period shall not exceed ten years.
9.04. Payment
     In the discretion of the Committee, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.05. Stockholder Rights
     No Participant shall, as a result of receiving a grant of Performance Shares, have any rights as a stockholder until and then only to the extent that the Performance Shares are earned and settled in shares of Common Stock. After Performance Shares are earned and settled in shares, a Participant will have all the rights of a stockholder with respect to such shares including the right to receive dividends and vote the shares.
9.06. Nontransferability
     Except as provided in Section 9.07, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
9.07. Transferable Performance Shares
     Section 9.06 to the contrary notwithstanding, if the Agreement so provides, an award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as appropriate so that such transferees are included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares received pursuant to Awards granted under the Plan. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.
9.08. Employee Status
     In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
9.09. Change in Control
     Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may terminate before or on the Control Change Date some or all outstanding Performance Shares previously granted under the Plan that are not then earned and payable without any payment to the holder of the Performance Shares. The Committee in its discretion may take the action described in this Section 9.09 contingent on consummation of the Change in Control and with respect to some or all outstanding Performance

Shares or on a Performance Share-by-Performance Share basis, which actions need not be uniform with respect to all outstanding Performance Shares. The Performance Shares shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The Committee may provide in an applicable Agreement that a Participant’s outstanding Performance Shares shall be deemed earned (and any shares of Common Stock to be paid in settlement of such Performance Shares shall be nonforfeitable and transferable) as of a Control Change Date or immediately before the date the Performance Shares would otherwise be terminated in connection with the Change in Control, as described above.

ARTICLE X
INCENTIVE AWARDS
10.01. Grant
     The Committee shall designate Participants to whom Incentive Awards are to be granted. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds $2,000,000.
10.02. Terms and Conditions
     The Committee, on the date of grant of an Incentive Award, shall specify in the applicable Agreement the terms and conditions which govern the grant. By way of example and not of limitation, the Committee may prescribe that the Incentive Award shall be earned and payable upon (a) the satisfaction of performance objectives as described below, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. The performance objectives may be stated with respect to the Company’s, an Affiliate’s or a business unit’s (a) total stockholder return, (b) total Stockholder return as compared to total return (on a comparable basis) of a publicly available index, (c) net income, (d) pretax earnings, (e) funds from operations, (f) earnings before interest expense, taxes, depreciation and amortization, (g) operating margin, (h) earnings per share, (i) return on equity, capital, assets or investment, (j) operating earnings, (k) working capital, (l) ratio of debt to stockholders equity and (m) revenue. If the Committee, on the date of grant, prescribes that the Incentive Awards will be earned and payable only upon the attainment of such performance objectives, no Incentive Awards will be considered earned and no payments will be made with respect to such Incentive Awards unless, and then only to the extent that, the Committee certifies in writing that such objectives have been achieved.
10.03. Maximum Incentive Award Period
     The Committee, at the time an Incentive Award is made, shall determine the maximum period over which the Incentive Award may be earned, except that such period shall not exceed ten years.
10.04. Nontransferability
     Except as provided in Section 10.05, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.05. Transferable Incentive Awards
     Section 10.04 to the contrary notwithstanding, if so provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as appropriate so that such transferees are included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares received pursuant to Awards granted under the Plan. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.
10.06. Employee Status
     If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continuous service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
10.07. Change in Control
     Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may terminate before or on the Control Change Date some or all outstanding Incentive Awards previously granted under the Plan that are not then earned and payable without any payment to the holder of the Incentive Award. The Committee in its discretion may take the action described in this Section contingent on consummation of the Change in Control and with respect to some or all outstanding Incentive Awards or on an Incentive Award-by-Incentive Award basis, which actions need not be uniform with respect to all outstanding Incentive Awards. The Incentive Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The Committee may provide in an applicable Agreement that a Participant’s outstanding Incentive Awards shall be deemed earned (and any shares of Common Stock to be paid in settlement of such Incentive Awards shall be nonforfeitable and transferable) as of a Control Change Date or immediately before the date the Incentive Awards would otherwise be terminated in connection with the Change in Control, as described above.
10.08. Stockholder Rights
     No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or any Affiliate on account of such Incentive Award, unless and until that the Incentive Award is earned and shares of Common Stock paid in settlement thereof.

After an Incentive Award is earned and settled in shares, a Participant will have all the rights of a stockholder with respect to such shares, including the right to receive dividends and vote the shares.

ARTICLE XI
ADJUSTMENT UPON CHANGE IN COMMON STOCK
     The Aggregate Limit and the per individual limitations on the number of shares of Common Stock that may be issued pursuant to Awards shall be adjusted as the Board shall determine to be equitably required in the event that (i) the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction described under Section 424 of the Code or (ii) there occurs any other transaction or event which, in the judgment of the Board necessitates such action. In addition, the Committee may make such other adjustments to the terms of any Awards or Deferred Stock Benefits to the extent equitable and necessary to prevent an enlargement or dilution of the Participant’s rights thereunder as a result of any such event or similar transaction. Notwithstanding the foregoing, the Committee in its sole discretion may elect not to adjust the terms of any Award or Deferred Stock Benefit that is intended to qualify as performance-based compensation under Code Section 162(m) if it determines that such adjustment would cause such Award or Deferred Stock Benefit to fail to qualify as performance-based compensation. Any determination made under this Article XI by the Board shall be final and conclusive.
     The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Aggregate Limit, the per individual limitations on the number of shares that may be issued pursuant to Awards or the terms of outstanding Awards or Deferred Stock Benefits.
     The Committee may grant Awards in substitution for performance shares, incentive awards, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate, or a non-employee member of the Board, in connection with a transaction described in the first paragraph of this Article XI. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
12.01. Compliance
     No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing shares of Common Stock issued pursuant to an Award may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
     No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan, that would result in a Participant or other person owning, directly or indirectly, shares of Common Stock, or any other class of capital stock which would be inconsistent with (i) the Real Estate Investment Trust ownership rules contained in the Code and regulations or (ii) the restrictions contained in the Company’s Charter that are in effect to preserve the Company’s status as a Real Estate Investment Trust. Among other things, with enumerated exceptions, the Company’s Charter provides that (a) generally no person may own, or be deemed to own by virtue of the attribution provisions of the Code, either (i) more than 9.9 percent in value of the Company’s capital stock or (ii) more than 9.9 percent in value or in number of shares, whichever is more restrictive, of the outstanding shares of Common Stock and (b) no person may beneficially or constructively own or transfer shares of the Company’s capital stock if that ownership or transfer would result in the Company being “closely held” under Section 856(h) of the Code.
12.02. Postponement of Exercise or Payment
     The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to permit any action to be taken in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party; (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; (vii) to maintain its Real Estate Investment Trust status under the Code or (viii) to enforce the shareholder ownership restrictions under the Company’s Charter; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.
12.03. Forfeiture of Payment
     A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law requires such forfeiture or reimbursement.
12.04. Compliance with Section 409A
     If any provision of the Plan or any Agreement would result in a Participant becoming subject to any penalty under Section 409A of the Code, the Committee may, in its sole discretion, modify or limit any rights of the Participant or other terms of the Award to the extent necessary to avoid imposition of such penalty; it being intended that any Awards granted under the Plan comply with the requirements of Section 409A of the Code so as to avoid such penalty, unless the Committee specifically provides otherwise.

ARTICLE XIII
GENERAL PROVISIONS
13.01. Effect on Employment and Service
     Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.
13.02. Unfunded Plan
     This Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
13.03. Rules of Construction
     Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
13.04. Tax Withholding and Reporting
     Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent acceptable to the Committee any income and employment (including without limitation Social Security and Medicare) tax withholding obligations attributable to participation in the Plan and the grant, exercise, vesting or payment of Awards granted thereunder. In accordance with procedures that the Committee establishes, the Committee, to the extent applicable law permits, may allow a Participant to pay such amounts (i) in cash, (ii) by certified check, (iii) by tendering shares of Common Stock (which, if acquired from the Company, have been held by the Participant for at least six months) and which do not exceed the Company’s minimum statutory withholding obligation, (iv) by a broker-assisted cashless exercise or (v) by any combination of the aforementioned methods of payment. The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law requires.

13.05. Reservation of Shares
     The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company’s counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.
13.06. Governing Law
     This Plan and all Awards granted hereunder shall be governed by the laws of the State of Maryland, except to the extent federal law applies.
13.07. Other Actions
     Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options, stock appreciation rights, stock awards, incentive awards or performance shares for proper corporate purposes otherwise than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant options, stock appreciation rights, stock awards, incentive awards or performance shares to, or assume such awards of any person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.
13.08. Other Conditions
     The Committee, in its discretion, may, as a condition to the grant, exercise, payment or settlement of an Award, require the Participant on or before the date of grant, exercise, payment or settlement of the Award to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation, non-competition or other similar agreement) with the Company or any Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Affiliate or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify and/or (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Subsidiary and such Participant. If the Participant shall fail to enter into any such agreement at the

Committee’s request, then no Award shall be granted, exercised, paid or settled and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan.
13.09. Forfeiture Provisions
     Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Affiliate for Cause.

ARTICLE XIV
DEFERRED BENEFITS
     In accordance with rules the Committee prescribes, a Participant who is eligible to participate in the Deferred Compensation Plan may elect to defer the receipt of Common Stock issuable or cash or other consideration payable to the Participant pursuant to any Award to the extent prescribed by the Committee. The Committee in its discretion may prescribe the types of Awards that are subject to deferral under the Deferred Compensation Plan, the Participants eligible to participate in the Deferred Compensation Plan and all other administrative rules thereto relating to Awards.

ARTICLE XV
AMENDMENT
     The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of a Participant with respect to outstanding Awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Company’s stockholders, to the extent required by law or by the rules of any stock exchange on which the Company’s securities are traded or if the amendment would (i) permit a repricing or a decrease in the exercise price of any outstanding Options (which is not currently permitted under the Plan), (ii) increase the Aggregate Limit, (iii) modify the requirements as to eligibility for participation in the Plan or, (iv) after the transition period prescribed by the regulations under Code Section 162(m), change the performance objectives set forth in Sections 8.03, 9.02 or 10.02. Additionally, if and to the extent the Board deems appropriate to comply with Code Section 162(m) and the regulations thereunder, the performance objectives set forth in Sections 8.03, 9.02 and 10.02 shall be disclosed to and reapproved by the Company’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the Plan or the performance objectives.

ARTICLE XVI
DURATION OF PLAN
     No Award may be granted under this Plan after 10 years following the effective date of the Plan as set forth in Article XVII. Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVII
EFFECTIVE DATE OF PLAN
     Awards may be granted under this Plan after its effective date; provided that, this Plan shall not be effective and no Common Stock may be issued unless and until the Plan is approved by unanimous consent of the Company’s stockholders or by a majority of the votes cast by the Company’s stockholders, voting either in person or by proxy, at a duly held stockholders’ meeting at which a stockholder quorum is present, within one year after the Plan is adopted by the Board. The effective date of the Plan shall be date of the adoption of the Plan by the Board.